UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 21, 2015 (August 28, 2015)

Par Pharmaceutical Companies, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-10827	22-3122182
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

One Ram Ridge Road, Chestnut Ridge, New York	10977
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (845) 573-5500

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

Par Pharmaceutical Companies, Inc. (the “Company”) caused to be delivered to the holders of the Company’s 7 3⁄8% Senior Notes Due 2020 (the “Notes”) a conditional notice of redemption relating to the full redemption of all issued and outstanding Notes in an aggregate principal amount of $490,000,000.00 (the “Redemption”) on September 30, 2015 (the “Redemption Date”), pursuant to Section 5(a) of the Notes and Section 3.07(a) of the Indenture, dated as of September 28, 2012 (as amended, supplemented or otherwise modified to date, the “Indenture”), among Sky Growth Acquisition Corporation, predecessor in interest to the Company, and Wells Fargo Bank, National Association, a national banking association, as trustee (the “Trustee”). The redemption price for the Notes is equal to the sum of 100.0% of the principal amount of the Notes plus the Applicable Premium (as defined in the Indenture) as of the Redemption Date plus accrued and unpaid interest on the Notes up to, but excluding, the Redemption Date (the “Redemption Price”).

The Company’s obligation to pay the Redemption Price on the Redemption Date is conditioned upon (i) the Closing, as defined in that certain Agreement and Plan of Merger, dated as of May 18, 2015 (the “Merger Agreement”) by and among the Company’s indirect parent company, Par Pharmaceutical Holdings, Inc., a Delaware corporation (the “Parent”), Endo International plc, a public limited company incorporated under the laws of Ireland (the “Acquiror”), Endo Designated Activity Company (f/k/a Endo Limited), a private limited company incorporated under the laws of Ireland, Endo Health Solutions Inc., a Delaware corporation, Hawk Acquisition Ireland Limited (f/k/a Banyuls Limited), a private limited company incorporated under the laws of Ireland, Hawk Acquisition ULC, a Bermudian unlimited liability company and Shareholder Representative Services LLC, a Colorado limited liability company, solely in its capacity as the Stakeholder Representative (as defined therein) on or before September 30, 2015 (the “Merger Condition”), (ii) the delivery of written notice to the Trustee by the Company stating (a) that the Merger Condition has been satisfied and (b) the amount of the Redemption Price (the “Notice Condition”) and (iii) a representative of the bond redemption committee, appointed by the board of directors of Parent, has not delivered a written notice to the Trustee stating that it does not expect the Merger Condition to be satisfied (the “Committee Condition”, and, together with the Merger Condition and the Notice Condition, the “Conditions”). In its sole discretion, the Company may waive all or any of the Conditions.

The Indenture is filed as Exhibit 4.1 to the Company’s Registration Statement on Form S-4 dated August 14, 2013.

The Merger Agreement is filed as Exhibit 2.1 to the Acquiror’s Current Report on Form 8-K dated May 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAR PHARMACEUTICAL COMPANIES, INC.

Date: September 21, 2015	By:	/s/ Michael A. Tropiano
Michael A. Tropiano
Executive Vice President & Chief Financial Officer

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